Exhibit 99.1

     25

                         REPORT OF INDEPENDENT AUDITORS

The Board of Directors and Shareholders
Seaway Food Town, Inc.

We have audited the accompanying consolidated balance sheets of Seaway Food
Town, Inc. as of August 28, 1999, and August 28, 1998, and the related consolidated statements of income, shareholders' equity, and cash flows for each of the three years in the period ended August 28, 1999. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.
We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of Seaway Food Town,
Inc. at August 28, 1999 and August 29, 1998, and the consolidated results of its operations and its cash flows for each of the three years in the period ended
August 28, 1999 in conformity with generally accepted accounting principles.

                                                    /s/Ernst & Young LLP

October 15, 1999
Toledo, Ohio


                                       26

                        CONSOLIDATED STATEMENTS OF INCOME

        YEARS ENDED AUGUST 28, 1999, AUGUST 29, 1998, AND AUGUST 30, 1997
                  (Dollars in thousands, except per share data)


                                                                  1999                1998                1997
                                                                  ----                ----                ----
                                                                (52 weeks)           (52 weeks)         (52 weeks)

Net sales                                                         $658,929           $625,178               $608,373

Cost of merchandise sold                                           490,952            465,797                455,631
                                                              -------------   ----------------     ------------------
Gross profit                                                       167,977            159,381                152,742

Selling, general  and administrative
  expenses                                                         153,691            144,671                138,890
                                                              -------------   ----------------     ------------------
Operating profit                                                    14,286             14,710                 13,852

Interest expense - net                                             (3,951)            (3,835)                (3,760)

Other income - net                                                     323                167                    509
                                                              -------------   ----------------     ------------------

Income before income taxes                                          10,658             11,042                 10,601

Provision for income taxes                                           3,184              4,058                  4,189
                                                              -------------   ----------------     ------------------

Net income                                                         $ 7,474           $  6,984                $ 6,412
                                                              =============   ================     ==================

Net income  per common share - basic and diluted
                                                                   $  1.12           $   1.05                $   .97
                                                              =============   ================     ==================


See accompanying notes


                                       27

                           CONSOLIDATED BALANCE SHEETS

                       AUGUST 28, 1999 AND AUGUST 29, 1998
                  (Dollars in thousands, except per share data)


                                                                                1999                   1998
ASSETS

Current assets

  Cash and cash equivalents                                                   $  9,757              $  8,968

  Income tax recoverable                                                            --                   100

  Notes and accounts receivable, less
    allowance of $500 ($450 in 1998) for
    doubtful accounts                                                            9,717                 7,674

  Merchandise inventories                                                       56,343                50,293

  Prepaid expenses                                                               1,353                 1,518

  Deferred income taxes                                                          2,205                 2,404
                                                                             ---------             ---------

      Total current assets                                                      79,375                70,957

Other assets, less accumulated amortization                                      6,167                 3,731
   of $4,274 ($4,006 in 1998)

Property and equipment, at cost

  Land                                                                           7,900                 7,903

  Buildings and improvements                                                    79,115                75,019

  Leasehold improvements                                                        32,771                31,077

  Equipment                                                                    113,406               106,629
                                                                             ---------             ---------

                                                                               233,192               220,628
  Less accumulated depreciation and
    amortization                                                               137,920               126,653
                                                                              --------             ---------

        Net property and equipment                                              95,272                93,975
                                                                              ---------            ---------

                                                                              $180,814              $168,663
                                                                              ========              ========


                                       28

                          CONSOLIDATED BALANCE SHEETS

                      AUGUST 28, 1999 AND AUGUST 29, 1998

                 (Dollars in thousands, except per share data)


                                                                                1999                        1998
LIABILITIES AND SHAREHOLDERS' EQUITY

Current liabilities

  Accounts payable                                                                $46,658                  $43,402

  Income taxes                                                                        684                       31

  Accrued liabilities:
    Insurance                                                                       3,344                    3,374
    Payroll                                                                         3,976                    3,195
    Taxes, other than income                                                        2,760                    2,613
    Other                                                                           4,224                    3,387
                                                                          ---------------            -------------
                                                                                   14,304                   12,569
  Long-term debt due within one year                                                1,043                    1,393
                                                                          ---------------            -------------
      Total current liabilities                                                    62,689                   57,395

Long-term debt                                                                     49,249                   47,966

Deferred income taxes                                                               1,343                    2,474

Deferred other                                                                      3,499                    3,475

Shareholders' equity
  Serial preferred stock, without par value:
    300,000 shares authorized, none issued                                             --                       --

  Common stock, without par value (stated value
    $2 per share): 24,000,000 shares authorized,
    6,673,643 shares outstanding (6,648,928 in
    1998)                                                                          13,347                   13,298

  Capital in excess of stated value                                                   358                       --
  Retained earnings                                                                50,329                   44,055
                                                                          ---------------            -------------

    Total shareholders' equity                                                     64,034                   57,353
                                                                          ---------------            -------------
                                                                                 $180,814                 $168,663
                                                                          ===============            =============


See accompanying notes

                                       29
                      CONSOLIDATED STATEMENTS OF CASH FLOW
        YEARS ENDED AUGUST 28, 1999, AUGUST 29, 1998, and AUGUST 30, 1997
                             (Dollars in thousands)


                                                                           1999                 1998                1997
                                                                        (52 weeks)          (52 weeks)           (52 weeks)
Cash flows from operating activities:
    Net income                                                             $ 7,474             $ 6,984              $ 6,412
    Adjustments to reconcile net income to
     net cash provided by operating activities:
       Depreciation and amortization                                        15,395              14,986               14,441
       Stock contribution to benefit plan                                      407                 255                  401
       Deferred income taxes                                                 (932)               (101)                (565)
       Equity in income  of affiliates                                         (8)                 (3)                 (24)
       Gain on disposal of property
          and equipment                                                       (24)               (484)                 (10)
       Changes in assets and liabilities
         affecting operations:
          Notes and accounts receivable                                    (2,043)             (1,179)                (582)
          Merchandise inventories                                          (6,050)             (1,701)              (3,518)
          Prepaid expenses                                                     165                (93)                 (84)
          Accounts payable
             and accrued liabilities                                         4,798               (928)                (729)
          Income taxes                                                         753             (1,004)                (589)
                                                                  -----------------   -----------------   ------------------
    Net cash provided by operating activities                               19,935              16,732               15,153

Cash flows from investing activities:
    Expenditures for property
      and equipment                                                       (14,912)            (18,455)             (19,537)
    Proceeds from sale of property and equipment                               196                 623                  416
    Cash paid to acquire businesses                                        (4,869)                 ---              (2,134)
    Other                                                                      489               1,103                1,071
                                                                  -----------------   -----------------   ------------------
    Net cash used in investing activities                                 (19,096)            (16,729)             (20,184)

Cash flows from financing activities:
    Proceeds from issuance of long-term debt                                10,900               7,800               40,300
    Payments of long-term debt                                             (9,967)             (5,965)             (38,605)
    Payments for acquisitions of common shares                                 ---                 ---                 (77)
    Dividends paid                                                         (1,200)             (1,062)              (1,013)
    Increase (decrease) in deferred other                                      217             (1,299)                4,151
                                                                  -----------------   -----------------   ------------------
    Net cash provided by (used in) financing
      activities                                                              (50)               (526)                4,756
                                                                  -----------------   -----------------   ------------------

Increase (decrease) in cash and cash equivalents                               789               (523)                (275)

Cash and cash equivalents at
    beginning of year                                                        8,968               9,491                9,766
                                                                  -----------------   -----------------   ------------------

Cash and cash equivalents at end of year                                   $ 9,757             $ 8,968              $ 9,491
                                                                  =================   =================   ==================

Supplemental disclosures of cash flow information:

      Cash paid during the year for:
        Interest                                                           $ 3,886             $ 2,931              $ 3,779
        Income taxes                                                         3,364               5,144                5,343
     Noncash investing activities:
       During fiscal 1998, the Company exchanged real estate with a basis of $1,367,844


See accompanying notes


                                       30
                             SEAWAY FOOD TOWN, INC.
                 CONSOLIDATED STATEMENTS OF SHAREHOLDERS' EQUITY
        YEARS ENDED AUGUST 28, 1999, AUGUST 29, 1998, and AUGUST 30, 1997
                  (Dollars in thousands, except per share data)


-------------------------------------------------------------------------------------------------------------------------------

                                                                           Capital in                              Total
                                                                            Excess of                              Share-
                                                    Common Stock              Stated            Retained          Holders'
                                                 Shares    Amount             Value             Earnings           Equity
-----------------------------------------------------------------------------------------------------------------------------

Balance at August 31, 1996                      2,198,609        $4,397           $1,017          $40,039          $45,453

Net income (52 weeks)                                                                               6,412            6,412

Purchase of common shares for treasury            (3,743)            (7)              (5)             (65)             (77)

Issuance of common shares                          14,718            29              372                               401

Effect of stock split                           2,209,584         4,419           (1,384)          (3,035)              --

Dividends paid-$.15 per share                                                                      (1,013)          (1,013)
                                             -------------   -----------  ---------------     ------------- -----------------

Balance at August 30, 1997                      4,419,168         8,838                0           42,338           51,176

Net income  (52 weeks)                                                                              6,984            6,984

Effect of stock split                           2,216,301         4,433             (228)          (4,205)              --

Issuance of common shares                          13,459            27              228                               255

Dividends paid-$.16 per share                                                                      (1,062)          (1,062)
                                             -------------   -----------  ---------------     ------------- -----------------

Balance at August 29, 1998                      6,648,928        13,298                0           44,055           57,353

-----------------------------------------------------------------------------------------------------------------------------
Net income  (52 weeks)                                                                              7,474            7,474

Issuance of common shares                          24,715            49              358                               407

Dividends paid-$.18 per share                                                                      (1,200)          (1,200)
                                             -------------   -----------  ---------------     ------------- -----------------

Balance at August 28, 1999                      6,673,643       $13,347             $358          $50,329          $64,034
-----------------------------------------------------------------------------------------------------------------------------


See accompanying notes


                                       31
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                             Seaway Food Town, Inc.

1.   SIGNIFICANT ACCOUNTING  POLICIES

     BUSINESS -- Seaway Food Town, Inc. (the Company) and its consolidated subsidiaries operates in one business segment. Its business consists of the sale and distribution of food, drugs, and related products, to retail customers principally through 47 supermarkets and 26 drugstores. Principal markets include northwest and central Ohio and southeast Michigan.

     BASIS OF PRESENTATION -- The consolidated financial statements include the accounts of Seaway Food Town, Inc. and all wholly-owned subsidiaries. All amounts in the consolidated financial statements referring to shares, share prices and per share amount have been adjusted retroactively for the May,
     1998 three-for-two stock split and for the May, 1997 two- for-one stock split.

     USE OF ESTIMATES -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from these estimates.

     CASH AND CASH EQUIVALENTS -- The Company considers all highly liquid investments with a maturity of three months or less when purchased to be cash equivalents. The carrying amount reported in the balance sheets for cash equivalents approximates its fair value.

     INVENTORIES -- Meat, produce, bakery and deli are valued at the lower of cost, using the first-in, first-out (FIFO) method, or market. Approximately
     85% of the Company's inventories are valued at the lower of cost, using the last-in, first-out (LIFO) method, or market. Inventories have been reduced by $18,122,000 and $18,325,000 at August 28, 1999 and August 29, 1998,
     respectively, from amounts which would have been reported under the FIFO method (which approximates current cost).

     IMPAIRMENT OF LONG-LIVED ASSETS - The carrying value of long-lived and intangible assets is reviewed quarterly to determine if facts and circumstances suggest that the assets may be impaired or that the amortization period may need to be changed. The Company considers external factors relating to each asset including local market developments. If these external factors and the projected undiscounted cash flows over the remaining amortization period indicate that the asset will not be recoverable, the carrying value will be adjusted to the estimated fair value. As of August 28, 1999 the Company does not believe there is any indication that the carrying value or the amortization period of its assets needs to be adjusted.

     DEPRECIATION AND AMORTIZATION -- Depreciation and amortization are provided principally under the straight-line method at rates based upon the estimated useful lives of the various classes of assets. Capital leases not involving a purchase of the assets are amortized over the lease term.

     ADVERTISING -- The Company expenses the costs of advertising as incurred.
     Advertising expense was $5,140,000 in 1999, $5,054,000 in 1998 and
     $4,689,000 in 1997. Advertising expenses have been included in cost of merchandise sold.

     PENSIONS -- The Company contributes to pension plans covering substantially all employees. Pension costs include defined contributions based upon wages and specified amount per hour as required under collective bargaining agreements. The Company's policy is to fund pension costs annually in the amount accrued.

     DEFERRED INCOME TAXES -- Deferred income taxes are provided on the asset and liability method for all significant temporary differences between income reported for financial statement purposes and taxable income.

     NET INCOME PER COMMON SHARE -- Net income per common share is based upon the weighted average number of common shares outstanding of 6,665,224 in
     1999, 6,642,112 in 1998 and 6,615,470 in 1997. The Company has no
     potentially dilutive securities.

     NEW ACCOUNTING STANDARD - Financial Accounting Standards Board Statement,
     No. 133 -- "Accounting for Derivative Instruments and Hedging Activities,"
     will be applicable for fiscal 2001. This statement requires all derivatives to be recorded on the balance sheet at fair value. The Company currently expects the statement to have no effect because the Company has no derivatives.

2.   STORE ACQUISITIONS

     The Company acquired two supermarkets in Ohio for $4,869,000 in fiscal 1999 and two supermarkets in Michigan for $2,134,000 in fiscal 1997. These acquisitions were accounted for under the purchase method of accounting.
     The resulting goodwill is being amortized over 20 years. The results of operations for these stores are included in the accompanying statements of income for the period after the effective date of the acquisitions.


                                       32

3.   NOTES PAYABLE AND LONG-TERM DEBT

     Long-term debt at August 28, 1999 and
     August 29, 1998 consisted of the following (in thousands):

                                                    1999        1998
                                                    ----        ----
        7.42% to 9.22% senior
          notes payable to insurance
          companies, due through 2013             $33,000     $33,000

        Revolving credit loan agree-
          ments with banks,  interest
          of 5.98% to 7.50%                        10,600       8,300

        6.28% to 7.25% mortgage
          notes payable, payments
          due annually to 2008                      4,695       4,997

        Long-term lease obligations, 7.25%
           to 13%, payments due in varying
           monthly amounts through 2004.
           (see Note 6).                            1,950       2,938

        Other notes payable                            47         124
                                                ---------   ---------
                                                   50,292      49,359
        Less amount due within one
          year                                      1,043       1,393
                                                ---------   ---------
                                                  $49,249     $47,966
                                                =========   =========

     At August 28, 1999, the Company had a revolving credit agreement permitting borrowings up to $45,000,000 in the aggregate ($15,000,000 per bank) due
     October 1, 2001. Interest is charged, at the Company's option, at the current prime rate, swing line rate, or a certain percentage point in excess of the current LIBOR rate based on a ratio of total liabilities to tangible net worth. The Company is required to pay a fee of .20% to .25% on any unused portion of the loan commitment. The Company had borrowings of
     $10,600,000 under this agreement at August 28, 1999.

     The Company has two senior note agreements which provide for repurchases of notes, at either the Company's or holder's option, in amounts not in excess of $8,000,000 in 2000, $12,000 000 in 2005 and $13,000,000 in 2008. In
     addition, the agreements allow for prepayments, at the Company's option, subject to certain prepayment provisions. The Company issued $25,000,000 of these senior notes to an insurance company in August, 1997. The Company has exercised its option to prepay the $8,000,000 of senior notes with an interest rate of 9.10% and 9.22%. The notes will be paid in December, 1999 with amounts available under the revolving credit loan agreements resulting in a long-term classification at August 28, 1999.

     The senior notes and revolving credit loan agreements referred to above include certain working capital, net worth and debt service covenants along with restrictions on the payment of cash dividends. The restriction of dividends is based on a percentage of the excess of income available for debt service.

     At August 28, 1999, the approximate undepreciated cost of property and equipment subject to mortgages was $10,100,000.

     Annual maturities of long-term debt other than revolving credit amounts for each of the five fiscal years subsequent to August 28, 1999 are as follows:
     2000 - $1,043,000; 2001 - $883,000; 2002 - $714,000; 2003 - $699,000 and
     2004 - $579,000.

     At August 28, 1999, the carrying value of the long-term debt in aggregate, excluding capitalized lease obligations, approximates its fair value. The fair value is estimated using discounted cash flow analyses, based on the
     Company's current incremental borrowing rates.


                                       33

4.   INCOME TAXES

     The provision (credit) for income taxes consists of the following (in thousands):

                               1999      1998       1997
                               ----      ----       ----
        Current:
           Federal             $3,557     $3,562    $4,115
           State and local        559        597       639
                             ---------  --------  ---------
                                4,116      4,159     4,754
        Deferred:
           Federal              (767)       (72)     (483)
           State and local      (165)       (29)      (82)
                             --------   --------  --------
                                (932)      (101)     (565)
                             --------   --------  --------
                               $3,184     $4,058    $4,189
                             ========   ========  ========

     The consolidated effective tax rate differs from the statutory U.S. Federal tax rate for the following reasons and by the following percentages:

                                     1999    1998     1997
                                     ----    ----     ----

       Statutory U.S. Federal
         tax rate                     34.2%   34.0%    34.2%
       Increase (reduction) in
        taxes resulting from:
         State and local income
           taxes net of the
           related reduction
           in federal
           income taxes                2.4     3.4      3.5

         Adjustments to estim-
           ated income tax
           accruals                   (5.8)     --       --
         Other                         (.9)    (.8)     1.8

                                   -------  ------- -------
       Effective tax rate             29.9%   36.8%    39.5%
                                   =======  ======= =======

     Significant components of the Company's deferred income tax assets and liabilities as of August 28, 1999 and August 29, 1998 are as follows (in thousands):

                                                    1999        1998
                                                    ----        ----
        Deferred income tax assets:
          Accrued expenses                         $2,290    $2,253
          Expenses inventoried for tax purposes     1,008       950
          Other                                       345       419
                                                  -------   -------
                                                   $3,643    $3,622
                                                  =======   =======
        Deferred income tax liabilities:
          Excess tax depreciation                  $1,528    $2,500
          Deferred project costs                      127       393
          Other                                     1,126       799
                                                   ------   -------
                                                   $2,781    $3,692
                                                  =======   =======

     The above are reflected in the balance sheets as of August 28, 1999 and
     August 29, 1998 as follows (in thousands):

                                                   1999             1998
                                                   ----             ----
     Current deferred income tax asset             $2,205         $2,404
                                                   ======         =======
     Noncurrent deferred income tax liability      $1,343         $2,474
                                                   ======         =======


                                       34

5.   EMPLOYEE BENEFIT PLANS

     Effective January 1, 1998, the Company merged its Employee Stock Ownership
     Plan into the 401(k) plan. Employee contributions to the 401(k) plan consist of salary deferrals of up to 15%, not to exceed the maximum annual allowable amount for income tax purposes. The Company matches 50% of employee salary deferral contributions up to 6% of an employee's compensation, and contributes Company common stock in an amount not less than 2 1/2% of each eligible employee's total annual compensation. The
     Company's expense was $1,281,000 in 1999, $1,115,000 in 1998, and
     $1,007,000 in 1997.

     In 1999, the Company adopted a Supplemental Executive Retirement Plan
     (SERP) for its highly compensated employees. Under the SERP, the Company will fund the amounts above the qualified IRS limits into a nonqualified plan. The Company's expense was $3,000 in 1999.

     In addition, the Company contributes to several area-wide defined benefit union pension plans established under collective bargaining agreements. The aggregate costs for these plans amounted to $2,582,000 in 1999, $2,571,000 in 1998, and $2,313,000 in 1997. Under the Multi-employer Pension Plan
     Amendments Act of 1980, the Company could become liable for its proportionate share of unfunded vested benefits, if any, in the event of the termination of, or its withdrawal or partial withdrawal from, the union-sponsored plans to which the Company makes contributions.

6.   LEASE COMMITMENTS

     Capital leases

     The cost and accumulated amortization of property leased under long-term noncancellable leases are as follows (in thousands):

                                   1999          1998
                                   ----          ----

        Land                    $    56       $    56
        Buildings                 6,519         6,523
        Equipment                    78         2,509

                             ----------    ----------
                                  6,653         9,088
        Less accumulated
        amortization              5,383         6,633
                             ----------    ----------
                                $ 1,270       $ 2,455
                             ==========    ==========

     Future minimum lease payments under capital leases together with the present value of net minimum lease payments as of August 28, 1999 are as follows (in thousands):

                    2000                             $800
                    2001                              599
                    2002                              372
                    2003                              307
                    2004                              179
                Later years                             0
                                                  -------
        Total minimum lease payments                2,257
           Less amount representing interest          307
                                                  -------
        Present value of net minimum lease
          payments (included in long-term
          debt at August 28, 1999 -- see
          Note 2)                                  $1,950
                                                  =======
     OPERATING LEASES

     Minimum annual rentals for facilities and equipment leased under operating leases aggregate approximately $40,081,000 payable as follows (in thousands):

                                  Facilities    Equipment
                                  ----------    ---------

                   2000               $ 6,764          $234
                   2001                 6,260           140
                   2002                 5,829            86
                   2003                 4,826            86
                   2004                 3,566            86
               Later years             12,178            26
                                     --------      --------
                                      $39,423          $658
                                     ========      ========


                                       35

     The leases expire at various dates from 2000 to 2012 and substantially all are renewable for one or more successive five year periods, in some cases at slightly higher rentals.

     Total rent expense attributable to operating leases amounted to approximately $7,108,000 in 1999, $6,735,000 in 1998, and $6,285,000 in
     1997 and included provisions for additional rentals of $193,000 in 1999,
     $171,000 in 1998, and $227,000 in 1997 based upon gross sales in excess of specified amounts.

7.   QUARTERLY FINANCIAL INFORMATION (UNAUDITED)

     Quarterly financial data for the years ended August 28, 1999, and August
     29, 1998 are presented below (in thousands of dollars except per share amounts):

                        First       Second       Third        Fourth
                        -----       ------       -----        ------
Net sales:
                1999    $156,630    $170,382     $167,306    $164,611
                1998     153,952     159,935      154,557     156,734

Gross profit:
                1999      39,743      42,821       42,748      42,665
                1998      39,288      40,798       39,645      39,650

Net income:
                1999       1,421       2,324        1,863       1,866 (1)
                1998       1,371       2,095        1,698       1,820

Net income  per
common   share -
basic and diluted:
                1999         .21         .35          .28         .28 (1)
                1998         .21         .31          .26         .27

(1)      The fiscal 1999 fourth quarter was favorably impacted by an adjustment to estimated income tax accruals resulting in increases in net income of $513,000 and net income per share of $.08.